UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported):  May 31, 2014

THERAVANCE, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-30319 (Commission File Number)	94-3265960 (I.R.S. Employer Identification Number)

951 Gateway Boulevard
South San Francisco, California 94080
(650) 238-9600

(Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On April 25, 2013, we announced our intention to separate our late-stage partnered respiratory assets from our biopharmaceutical research and development operations and create two companies, Theravance, Inc. (the royalty management company, “Theravance” or “we”) and Theravance Biopharma, Inc. (the research and development company, “Theravance Biopharma”). On June 1, 2014 we transferred our research and development operations to Theravance Biopharma and on June 2, 2014 made a pro rata dividend distribution to our stockholders of record on May 15, 2014 of one ordinary share of Theravance Biopharma for every three and one half shares of Theravance common stock outstanding on the record date (the “Spin-Off”).  Our primary assets are now our royalty assets, and our business will focus on managing all development and commercial responsibilities under our respiratory partnership agreements with Glaxo Group Limited (together with its affiliates, “GSK”) and associated royalty revenues, including royalties from RELVAR®/BREO® ELLIPTA® and ANORO™ ELLIPTA®, with the intention of providing capital returns to stockholders. The research and development company, Theravance Biopharma, is a biopharmaceutical company focused on discovery, development and commercialization of small molecule product candidates in the bacterial infections, central nervous system (CNS)/pain, respiratory disease, and gastrointestinal (GI) motility dysfunction therapeutic areas. The Spin-Off was announced in a press release on June 2, 2014. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The Spin-Off was effected pursuant to a Separation and Distribution Agreement with Theravance Biopharma, dated June 1, 2014 (the “Separation Agreement”), which provides, among other things, for the principal corporate transactions required to effect the Spin-Off and certain other agreements governing Theravance’s relationship with Theravance Biopharma after the Spin-Off.  A copy of the Separation Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.  In connection with the Spin-Off, Theravance and Theravance Biopharma entered into certain other agreements to govern the terms of the Spin-Off and to define the ongoing relationships. Those agreements include:

•      Transition Services Agreement between Theravance and Theravance Biopharma dated June 2, 2014, a copy of which is attached hereto as Exhibit 10.2 and is incorporated herein by reference;

•      Tax Matters Agreement between Theravance and Theravance Biopharma dated June 2, 2014, a copy of which is attached hereto as Exhibit 10.3 and is incorporated herein by reference;

•      Employee Matters Agreement between Theravance and Theravance Biopharma dated June 1, 2014, a copy of which is attached hereto as Exhibit 10.4 and is incorporated herein by reference; and

•      Theravance Respiratory Company, LLC Limited Liability Company Agreement between Theravance and Theravance Biopharma dated May 31, 2014, a copy of which is attached hereto as Exhibit 10.5 and is incorporated herein by reference (the “TRC LLC Agreement”).

Separation and Distribution Agreement

In connection with the Spin-Off, on June 1, 2014, Theravance and Theravance Biopharma entered into the Separation Agreement.  The Separation Agreement identifies the assets transferred, liabilities assumed and contracts assigned to Theravance Biopharma as part of the Spin-Off, and describes when and how these transfers, assumptions and assignments occur.  In particular, all of the assets and liabilities associated or primarily used in connection with the drug discovery and development business operations were transferred to Theravance Biopharma, including:

•                  VIBATIV® (telavancin), a bactericidal, once daily injectable antibiotic;

•                  The small molecule product candidate pipeline currently focused on bacterial infections, CNS/pain, respiratory disease, and GI motility dysfunction; and

•                  A portion of the equity interests in Theravance Respiratory Company, LLC, which will entitle Theravance Biopharma to receive 85% of the economic interest in any future payments made by GSK under the various GSK agreements relating to UMEC/VI/FF and the MABA program, as monotherapy and in combination with other therapeutically active components, such as an inhaled corticosteroid (ICS), and any other product or combination of products that may be discovered and developed in the future under the GSK agreements (other than RELVAR®/ELLIPTA®, BREO®/ELLIPTA®, ANORO™ ELLIPTA™ and VI monotherapy).

As a result, the primary non-cash assets and liabilities retained by us after the Spin-Off are those related to RELVAR® ELLIPTA®/ BREO® ELLIPTA®, ANORO™ ELLIPTA™, and vilanterol monotherapy.  In connection with the Spin-Off, we capitalized Theravance Biopharma with $393.0 million in cash, cash equivalents and marketable securities and pursuant to the Separation Agreement will make an additional cash payment to Theravance Biopharma following the companies’ agreement on the amount of current liabilities assumed by Theravance Biopharma related to accrued nondiscretionary cash bonus expenses, accrued clinical and development expenses and accrued sales and marketing expenses, which additional payment is expected to be made in late June or early July.  Except as expressly set forth in the Separation Agreement or any ancillary agreement, all assets were transferred to Theravance Biopharma on an “as is,” “where is” basis.  Under the terms of the Separation Agreement, Theravance Biopharma will indemnify us, and we will indemnify Theravance Biopharma from and after the Spin-Off with respect to all debts, liabilities and obligations transferred to Theravance Biopharma by us in connection with the Spin-Off (including failure to pay, perform or otherwise promptly discharge any such debts, liabilities or obligations after the Spin-Off) and any breach by Theravance Biopharma of the Separation Agreement, the Transition Services Agreement, the Employee Matters Agreement and the Tax Matters Agreement.  The foregoing description of the Separation Agreement is qualified in its entirety by reference to Exhibit 10.1.

Transition Services Agreement

On June 2, 2014, we also entered into a Transition Services Agreement with Theravance Biopharma pursuant to which Theravance Biopharma and we will provide each other with a variety of administrative services, including financial, tax, accounting, information technology, legal and human resources services, for a period of time of up to two years following the Spin-Off.  In connection with the services performed under the Transition Services Agreement, each party shall pay a monthly fee to the performing party.  The foregoing description of the Transition Services Agreement is qualified in its entirety by reference to Exhibit 10.2.

Tax Matters Agreement

On June 2, 2014, we also entered into a Tax Matters Agreement with Theravance Biopharma that will govern Theravance Biopharma’s and our respective rights, responsibilities and obligations after the Spin-Off with respect to taxes.  Under the Tax Matters Agreement, all tax liabilities (including tax refunds and credits) (i) attributable to Theravance’s drug discovery and development business for any and all periods or portions thereof ending prior to or on, the Spin-Off date, (ii) resulting or arising from the contribution of Theravance’s drug discovery and development business to Theravance Biopharma, the distribution of Theravance Biopharma ordinary shares to Theravance stockholders and the other separation transactions and (iii) otherwise attributable to Theravance, will be borne solely by Theravance. As a result, Theravance Biopharma should generally expect to be liable only for tax liabilities attributable to, or incurred with respect to, the drug discovery and development business after the Spin-Off date.  The foregoing description of the Tax Matters Agreement is qualified in its entirety by reference to Exhibit 10.3.

Employee Matters Agreement

On June 1, 2014, we also entered into an Employee Matters Agreement with Theravance Biopharma, which governs the employee benefit obligations of Theravance and Theravance Biopharma as they relate to current and former employees. The Employee Matters Agreement allocates liabilities and responsibilities relating to employee benefit matters, including 401(k) plan matters that are subject to ERISA in connection with the separation, as well as other employee benefit programs. The Employee Matters Agreement also provides the mechanics for the adjustment on the distribution date of equity awards (including stock options, restricted stock, and restricted stock units) granted under Theravance’s equity compensation programs. The foregoing description of the Employee Matters Agreement is qualified in its entirety by reference to Exhibit 10.4.

Theravance Respiratory Company, LLC Limited Liability Company Agreement

On May 31, 2014, we also entered into the TRC LLC Agreement with Theravance Biopharma that will govern the operation of Theravance Respiratory Company LLC, a Delaware limited liability company (“TRC”).  Under the TRC LLC Agreement, Theravance is the manager of TRC, and the business and affairs of TRC will be managed exclusively by the manager, including (i) day to day management of the drug programs in accordance with the existing GSK agreements, (ii) preparing an annual operating plan for TRC and (iii) taking all actions necessary to ensure that the formation, structure and operation of TRC complies with applicable law and partner agreements.  On June 1, 2014, Theravance Biopharma assigned its interests in TRC to Theravance Biopharma R&D, Inc., a wholly-owned subsidiary of Theravance Biopharma.  The foregoing description of the TRC LLC Agreement is qualified in its entirety by reference to Exhibit 10.5.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information included in Item 1.01 of this Current Report on Form 8-K is incorporated by reference to this Item 2.01.

The unaudited pro forma financial information of Theravance giving effect to the Spin-Off, and the related notes thereto, are attached hereto as Exhibit 99.2.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 2, 2014, immediately after the Spin-Off, Catherine J. Friedman, Paul Pepe and James L. Tyree (collectively, the “New Directors”) became members of the Board of Directors of Theravance.  Ms. Friedman will serve on the Audit Committee and Compensation Committee of the Board; Mr. Pepe will serve on the Audit Committee and Nominating / Corporate Governance Committee of the Board; and Mr. Tyree will serve on the Audit Committee, Compensation Committee and Nominating / Corporate Governance Committee of the Board.  The Theravance Board of Directors has determined that each of the New Directors is independent within the meaning of the independent director standards of the Securities and Exchange Commission and Nasdaq Stock Market, Inc.  In connection with their appointment to the Board, each of the New Directors will be entitled to receive cash and equity compensation consistent with that of Theravance’s other non-employee directors. Such compensation is described in Theravance’s definitive proxy statement filed with the Securities and Exchange Commission on April 15, 2014.

On June 2, 2014, immediately after the effectiveness of the appointment of the New Directors, the members of the Board of Directors of Theravance listed below, each of whom is a member of the Board of Directors of Theravance Biopharma, resigned as directors of Theravance:

•                  Henrietta H. Fore;

•                  Robert V. Gunderson, Jr., Esq.;

•                  Burton G. Malkiel, Ph.D.;

•                  Peter S. Ringrose, Ph.D.;

•                  George M. Whitesides, Ph.D.; and

•                  William D. Young.

Item 8.01 Other Events

On June 2, 2014, Theravance and Theravance Biopharma issued a joint press release, a copy of which is hereby incorporated by reference and attached hereto as Exhibit 99.1.

Forward-Looking Statements

This Form 8-K contains certain “forward-looking” statements as that term is defined in the Private Securities Litigation Reform Act of 1995 regarding, among other things, statements relating to goals, plans, objectives and future events. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. Examples of such statements include statements relating to the expected timing of our payment of additional cash amounts to Theravance Biopharma.  Forward-looking statements are subject to risks, uncertainties, changes in circumstances, assumptions and other factors that may cause our actual results to be materially different from those reflected in the forward-looking statements. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include, among others, risks related to the disruption of operations during the transition period following the Spin-Off, including the diversion of our management’s and employees’ attention,  disruption of our relationships with collaborators and increased employee turnover, and difficulties or delays in reaching agreement with Theravance Biopharma on the amount of liabilities assumed by Theravance Biopharma. Other risks affecting us are described under the heading “Risk Factors” contained in our Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission (SEC) on May 7, 2014 and the risks discussed in our other periodic filings with the SEC. Given these uncertainties, you should not place undue reliance on these forward-looking statements. We assume no obligation to update our forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(b) Pro Forma Financial Information

The pro forma financial information specified in Article 11 of Regulation S-X is filed as Exhibit 99.2 hereto.

(d) Exhibits

10.1	Separation and Distribution Agreement between Theravance and Theravance Biopharma, dated June 1, 2014.
10.2	Transition Services Agreement between Theravance and Theravance Biopharma, dated June 2, 2014.
10.3	Tax Matters Agreement between Theravance and Theravance Biopharma, dated June 2, 2014.
10.4	Employee Matters Agreement between Theravance and Theravance Biopharma, dated June 1, 2014.
10.5	Theravance Respiratory Company, LLC Limited Liability Company Agreement between Theravance and Theravance Biopharma, dated May 31, 2014.
99.1	Press Release dated June 2, 2014.
99.2	Unaudited pro forma financial statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THERAVANCE, INC.

Date: June 5, 2014	By:	/s/ Michael W. Aguiar
Michael W. Aguiar
Chief Financial Officer